UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

ITEM 1.    REPORTS TO STOCKHOLDERS.

MAR    03.31.21

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 1

ANNUAL REPORT

May 10, 2021

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the annual reporting period ended March 31, 2021.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF MARCH 31, 2021 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	18.49%	50.17%

Class C Shares	18.02%	49.01%

Advisor Class Shares[1]	18.59%	50.40%

Class R Shares[1]	18.31%	49.68%

Class K Shares[1,2]	18.53%	50.31%

Class I Shares[1]	18.65%	50.61%

Class Z Shares[1]	18.62%	50.47%

MSCI EM Index (net)	22.43%	58.39%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2021. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund underperformed the benchmark for the six- and 12-month periods, before sales charges. For both periods, emerging-market debt index returns lagged emerging-market equity returns, so the structural underweight to equities of the Fund’s multi-asset strategy detracted when measured against a pure equity benchmark. During both

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periods, equity holdings outperformed the equity benchmark, and overall security selection within equities and fixed income contributed to absolute returns. Active currency management also contributed during both periods.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, credit default swaps, total return swaps, purchased options and written swaptions, which added to absolute performance for both periods; interest rate swaps and purchased swaptions detracted for both periods. Variance swaps were utilized for hedging purposes and detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets recorded extraordinary double-digit returns for the 12-month period ended March 31, 2021, erasing losses from the steep decline triggered by the COVID-19 outbreak and extending gains well beyond pre-pandemic highs. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of potential coronavirus vaccines helped offset market volatility that was prompted by the continued spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later in the period, the addition of massive fiscal and monetary support in the US and the start of worldwide vaccine distribution supported the prospect of accelerating global economic and earnings recovery. As the period drew to a close, the emergence of inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading technology and growth stocks, especially in the US, and boosted a rotation into more cyclical and value-oriented shares. The rotation wasn’t smooth, with some large daily swings in style leadership and periods of heightened volatility. Despite investor concern around a potentially overstimulated economy, as well as supply-chain and pricing pressures, inflation data remained muted. For the annual period, small-cap stocks substantially outperformed large-cap stocks on a relative basis, and even with intervals of market rotation, growth-style stocks outperformed their value-style peers.

Global fixed-income market returns were mixed, with an elevated amount of volatility and dispersion between regions and credit sectors for the 12-month period. After the positive impact of massive fiscal stimulus enacted by governments, and central bank monetary policies that anchored short-term interest rates at record lows to combat the outbreak of the COVID-19 pandemic, longer-term treasury yields began to steadily rise in August, based on expectations of an economic growth recovery. Major developed-market treasury returns ended the period lower, except in Italy and Spain, due to the European Central Bank’s bond-buying program to cap eurozone periphery yields. Historically low interest rates also set the stage for a sharp rebound in risk assets. Emerging- and developed-market

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high-yield corporate bonds led gains, with significant positive returns, as investors searched for higher yields in a period of low interest rates. Emerging-market local-currency and hard-currency sovereign bonds, as well as emerging-market and developed-market investment-grade corporate bonds, also had strong positive performance. Securitized assets had positive returns that were much higher than US Treasuries. The US dollar fell against most major developed-market currencies and a majority of emerging-market currencies. Brent crude oil prices advanced more than 180% on the improved economic outlook and OPEC+ production cuts. Copper gained more than 80% because of increased demand for infrastructure and green-energy initiatives. Gold prices advanced by about 8% in a period of elevated market volatility.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside protection, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The

(continued on next page)

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Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

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DISCLOSURES AND RISKS (continued)

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility

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DISCLOSURES AND RISKS (continued)

due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

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DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/20111 TO 3/31/2021

This chart illustrates the total value of an assumed $10,000 investment in the AB Emerging Markets Multi-Asset Portfolio Class A shares (from 8/31/20111 to 3/31/2021) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 8/31/2011.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	50.17%	43.84%

5 Years	8.16%	7.23%

Since Inception[1]	3.75%	3.29%

CLASS C SHARES

1 Year	49.01%	48.01%

5 Years	7.34%	7.34%

Since Inception[1,2]	3.00%	3.00%

ADVISOR CLASS SHARES[3]

1 Year	50.40%	50.40%

5 Years	8.42%	8.42%

Since Inception[1]	4.03%	4.03%

CLASS R SHARES[3]

1 Year	49.68%	49.68%

5 Years	7.88%	7.88%

Since Inception[1]	3.51%	3.51%

CLASS K SHARES[3]

1 Year	50.31%	50.31%

5 Years	8.16%	8.16%

Since Inception[1]	3.77%	3.77%

CLASS I SHARES[3]

1 Year	50.61%	50.61%

5 Years	8.42%	8.42%

Since Inception[1]	4.03%	4.03%

CLASS Z SHARES[3]

1 Year	50.47%	50.47%

Since Inception[1]	6.07%	6.07%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.77%, 2.52%, 1.52%, 2.24%, 1.93%, 1.47% and 1.55% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2021. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Inception dates: 8/31/2011 for all share classes except Class Z; 7/31/2017 for Class Z shares.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	43.84%

5 Years	7.23%

Since Inception[1]	3.29%

CLASS C SHARES

1 Year	48.01%

5 Years	7.34%

Since Inception[1,2]	3.00%

ADVISOR CLASS SHARES[3]

1 Year	50.40%

5 Years	8.42%

Since Inception[1]	4.03%

CLASS R SHARES[3]

1 Year	49.68%

5 Years	7.88%

Since Inception[1]	3.51%

CLASS K SHARES[3]

1 Year	50.31%

5 Years	8.16%

Since Inception[1]	3.77%

CLASS I SHARES[3]

1 Year	50.61%

5 Years	8.42%

Since Inception[1]	4.03%

CLASS Z SHARES[3]

1 Year	50.47%

Since Inception[1]	6.07%

1	Inception dates: 8/31/2011 for all share classes except Class Z; 7/31/2017 for Class Z shares.

2	Assumes conversion of Class C shares into Class A shares after 10 years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,184.90	$6.75	1.24%	$6.81	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class C
Actual	$1,000	$1,180.20	$10.82	1.99%	$10.87	2.00%
Hypothetical**	$1,000	$1,015.01	$10.00	1.99%	$10.05	2.00%
Advisor Class
Actual	$1,000	$1,185.90	$5.40	0.99%	$5.45	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Class R
Actual	$1,000	$1,183.10	$8.11	1.49%	$8.16	1.50%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%	$7.54	1.50%
Class K
Actual	$1,000	$1,185.30	$6.76	1.24%	$6.81	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class I
Actual	$1,000	$1,186.50	$5.40	0.99%	$5.40	0.99%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$4.99	0.99%
Class Z
Actual	$1,000	$1,186.20	$5.40	0.99%	$5.45	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 15

PORTFOLIO SUMMARY

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $191.9

1

All data are as of March 31, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 0.9% or less in the following sectors: Emerging Markets–Treasuries, Equity Linked Notes, Funds and Investment Trusts, Health Care, Options Purchased–Puts, Regional Bonds and Treasury Bonds.

16 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

March 31, 2021 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Samsung Electronics Co., Ltd.	$5,472,001	2.9%

Tencent Holdings Ltd.	5,363,067	2.8

Taiwan Semiconductor Manufacturing Co., Ltd.	5,138,447	2.7

United Microelectronics Corp.	3,542,479	1.9

China Minsheng Banking Corp., Ltd. – Class H	3,138,824	1.6

Hon Hai Precision Industry Co., Ltd.	3,066,313	1.6

Hana Financial Group, Inc.	2,972,016	1.5

Alibaba Group Holding Ltd.	2,628,736	1.4

JD.com, Inc.	2,543,835	1.3

Hindalco Industries Ltd.	2,543,631	1.3

	$36,409,349	19.0%

1

All data are as of March 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following: Angola, Argentina, Australia, Azerbaijan, Bahrain, Bermuda, Cayman Islands, Colombia, Costa Rica, Czech Republic, Dominican Republic, Ecuador, El Salvador, Gabon, Ghana, Greece, Honduras, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Malaysia, Mongolia, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Philippines, Poland, Qatar, Romania, Saudi Arabia, Senegal, Sri Lanka, Thailand, Trinidad & Tobago, Ukraine, United Arab Emirates, United States, Uruguay, Venezuela, Vietnam and Virgin Islands (BVI).

2	Long-term investments.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS

March 31, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 57.6%
Information Technology – 15.3%
Electronic Equipment, Instruments & Components – 2.0%
Hon Hai Precision Industry Co., Ltd.	699,000	$3,066,313
Kingboard Holdings Ltd.	26,000	140,722
Synnex Technology International Corp.	65,000	124,567
WPG Holdings Ltd.	68,000	116,620
Zhen Ding Technology Holding Ltd.	99,000	420,373

		3,868,595

IT Services – 1.5%
GDS Holdings Ltd. (ADR)(a)(b)	5,000	405,450
HCL Technologies Ltd.	55,639	749,912
Infosys Ltd.	6,272	117,689
Infosys Ltd. (Sponsored ADR)	43,172	808,180
Network International Holdings PLC(b)(c)	64,344	366,294
Tata Consultancy Services Ltd.	7,748	337,595

		2,785,120

Semiconductors & Semiconductor Equipment – 7.5%
LONGi Green Energy Technology Co., Ltd. – Class A	4,600	62,186
MediaTek, Inc.	70,000	2,407,777
Novatek Microelectronics Corp.	59,000	1,201,850
Parade Technologies Ltd.	4,000	172,726
SK Hynix, Inc.	15,470	1,826,415
Taiwan Semiconductor Manufacturing Co., Ltd.	244,000	5,138,447
United Microelectronics Corp.	1,975,000	3,542,479

		14,351,880

Technology Hardware, Storage & Peripherals – 4.3%
Asustek Computer, Inc.	12,000	157,437
Chicony Electronics Co., Ltd.	30,000	107,090
Compal Electronics, Inc.	151,000	141,775
Inventec Corp.	139,000	131,770
Lenovo Group Ltd.	124,000	176,973
Lite-On Technology Corp.	60,000	133,064
Micro-Star International Co., Ltd.	24,000	147,465
Pegatron Corp.	46,000	119,996
Quanta Computer, Inc.	40,000	137,962
Samsung Electronics Co., Ltd.	75,638	5,472,001
Samsung Electronics Co., Ltd. (Preference Shares)	23,330	1,511,042
Wistron Corp.	96,000	113,202

		8,349,777

		29,355,372

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 12.9%
Banks – 9.4%
Agricultural Bank of China Ltd. – Class H	4,723,000	$1,893,272
Bank Mandiri Persero Tbk PT	235,500	99,776
Bank of China Ltd. – Class H	1,251,000	477,174
Bank of Communications Co., Ltd. – Class A	86,600	65,343
Bank of Communications Co., Ltd. – Class H	1,058,000	674,623
China CITIC Bank Corp., Ltd. – Class H	2,073,000	1,054,343
China Construction Bank Corp. – Class H	859,000	724,065
China Everbright Bank Co., Ltd. – Class H	296,000	129,294
China Minsheng Banking Corp., Ltd. – Class A	135,900	104,657
China Minsheng Banking Corp., Ltd. – Class H	5,405,900	3,138,824
Halyk Savings Bank of Kazakhstan JSC (GDR)(c)	24,630	346,051
Hana Financial Group, Inc.	78,577	2,972,016
HDFC Bank Ltd.(b)	43,623	892,952
Industrial Bank Co., Ltd. – Class A	41,860	154,014
Industrial Bank of Korea	12,889	104,406
Kasikornbank PCL (Foreign Shares)	50,200	234,534
KB Financial Group, Inc.	24,084	1,187,042
MCB Bank Ltd.	15,435	17,407
Metropolitan Bank & Trust Co.	705,790	646,296
Moneta Money Bank AS(b)(c)	38,470	143,383
Sberbank of Russia PJSC (Sponsored ADR)	118,627	1,833,228
TCS Group Holding PLC (GDR)(c)	18,907	1,095,780
Woori Financial Group, Inc.	13,289	118,613

		18,107,093

Capital Markets – 0.5%
China Cinda Asset Management Co., Ltd. – Class H(b)	539,000	112,439
China Everbright Ltd.	612,000	799,402

		911,841

Consumer Finance – 0.0%
Samsung Card Co., Ltd.	1,196	36,437

Diversified Financial Services – 0.9%
Far East Horizon Ltd.	103,000	123,747
Fubon Financial Holding Co., Ltd.	496,000	989,778
Haci Omer Sabanci Holding AS	472,049	493,058
REC Ltd.	63,844	115,041

		1,721,624

Insurance – 1.6%
AIA Group Ltd.	71,200	871,258
BB Seguridade Participacoes SA	9,200	39,637
Bupa Arabia for Cooperative Insurance Co.(b)	2,632	84,083
PICC Property & Casualty Co., Ltd. – Class H	1,572,000	1,367,794

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ping An Insurance Group Co. of China Ltd. – Class H	60,000	$717,681

		3,080,453

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	25,653	881,421

		24,738,869

Consumer Discretionary – 9.8%
Auto Components – 0.5%
Fuyao Glass Industry Group Co., Ltd. – Class H(c)	17,600	104,981
Hanon Systems	7,339	114,863
Hyundai Mobis Co., Ltd.	3,000	778,176

		998,020

Automobiles – 3.1%
BYD Co., Ltd.	3,500	75,729
Dongfeng Motor Group Co., Ltd. – Class H	392,000	365,684
Ford Otomotiv Sanayi AS	23,459	549,169
Great Wall Motor Co., Ltd.	218,500	610,945
Guangzhou Automobile Group Co., Ltd. – Class H	396,000	334,156
Hyundai Motor Co.	3,391	657,201
Kia Motors Corp.	33,804	2,484,734
NIO, Inc. (ADR)(b)	1,997	77,843
SAIC Motor Corp., Ltd. – Class A	262,100	788,272
XPeng, Inc. (ADR)(a)(b)	2,590	94,561

		6,038,294

Diversified Consumer Services – 0.4%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(b)	54,800	767,200

Hotels, Restaurants & Leisure – 0.8%
OPAP SA	108,110	1,460,547

Internet & Direct Marketing Retail – 4.0%
Alibaba Group Holding Ltd.(b)	92,520	2,628,736
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	4,521	1,025,046
JD Health International, Inc.(b)(c)	12,800	186,200
JD.com, Inc. (ADR)(b)	5,077	428,143
JD.com, Inc. – Class A(b)	60,320	2,543,835
Meituan – Class B(b)(c)	13,500	526,827
Naspers Ltd. – Class N	293	70,177
Pinduoduo, Inc. (ADR)(b)	651	87,156
Vipshop Holdings Ltd. (ADR)(b)	3,923	117,141

		7,613,261

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 0.1%
China Tourism Group Duty Free Corp., Ltd. – Class A	2,300	$107,747

Textiles, Apparel & Luxury Goods – 0.9%
Bosideng International Holdings Ltd.	96,000	43,353
Li Ning Co., Ltd.	178,000	1,164,473
Samsonite International SA(b)(c)	302,700	588,674

		1,796,500

		18,781,569

Materials – 5.6%
Chemicals – 0.9%
Formosa Plastics Corp.	22,000	78,129
Hanwha Solutions Corp.(b)	1,883	84,182
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. – Class A	161,200	130,312
Kumho Petrochemical Co., Ltd.	809	189,641
Lotte Chemical Corp.	404	107,919
Orbia Advance Corp. SAB de CV	67,939	181,153
Tosoh Corp.	50,500	967,198

		1,738,534

Construction Materials – 0.3%
Ambuja Cements Ltd.	31,999	135,601
China Resources Cement Holdings Ltd.	98,000	110,545
Taiwan Cement Corp.	250,610	411,603

		657,749

Metals & Mining – 4.3%
African Rainbow Minerals Ltd.	6,333	118,943
Antofagasta PLC	11,138	259,439
Baoshan Iron & Steel Co., Ltd. – Class A	9,700	11,965
China Hongqiao Group Ltd.	654,172	874,928
Cia Siderurgica Nacional SA	13,300	89,554
Fortescue Metals Group Ltd.	51,150	779,557
Grupo Mexico SAB de CV	24,387	128,548
Hindalco Industries Ltd.	565,475	2,543,631
Hindustan Zinc Ltd.	28,415	105,947
Hunan Valin Steel Co., Ltd. – Class A	125,000	133,553
Jiangxi Copper Co., Ltd. – Class H	702,000	1,348,126
Kumba Iron Ore Ltd.	2,730	112,427
Polyus PJSC (GDR)(c)	2,282	209,962
POSCO	3,744	1,060,886
Southern Copper Corp.	1,647	111,782
Tata Steel Ltd.(d)	33,230	– 0	–
Vale SA	6,400	111,396
Vedanta Ltd.	48,217	151,488
Zijin Mining Group Co., Ltd. – Class H	98,000	121,198

		8,273,330

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.1%
Nine Dragons Paper Holdings Ltd.	73,000	$107,322

		10,776,935

Communication Services – 3.8%
Entertainment – 0.3%
Bilibili, Inc. (Sponsored ADR)(a)(b)	993	106,311
NetEase, Inc. (ADR)	4,100	423,366

		529,677

Interactive Media & Services – 3.3%
NAVER Corp.	2,830	947,490
Tencent Holdings Ltd.	67,200	5,363,067

		6,310,557

Media – 0.0%
Focus Media Information Technology Co., Ltd. – Class A	52,100	73,998

Wireless Telecommunication Services – 0.2%
Globe Telecom, Inc.	2,730	105,858
PLDT, Inc.	3,920	99,165
Vodacom Group Ltd.	14,118	120,703

		325,726

		7,239,958

Energy – 2.4%
Oil, Gas & Consumable Fuels – 2.4%
Adaro Energy Tbk PT	1,082,000	87,730
China Petroleum & Chemical Corp. – Class H	230,000	121,851
China Shenhua Energy Co., Ltd. – Class A	40,500	124,333
China Shenhua Energy Co., Ltd. – Class H	60,000	124,047
Coal India Ltd.	60,960	109,040
Ecopetrol SA	172,689	111,583
Exxaro Resources Ltd.	11,592	136,544
LUKOIL PJSC (Sponsored ADR)	30,572	2,469,912
Oil & Natural Gas Corp., Ltd.	84,233	118,076
PetroChina Co., Ltd. – Class H	340,000	123,270
Petroleo Brasileiro SA (ADR)	37,530	318,254
Petroleo Brasileiro SA (Preference Shares)	110,300	472,268
Polskie Gornictwo Naftowe i Gazownictwo SA	53,520	81,383
Saudi Arabian Oil Co.(c)	11,519	110,574
Yanzhou Coal Mining Co., Ltd. – Class H	144,000	170,769

		4,679,634

Industrials – 2.3%
Air Freight & Logistics – 0.1%
SF Holding Co., Ltd.	7,700	95,523

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Building Products – 0.0%
China Lesso Group Holdings Ltd.	37,000	$79,975

Commercial Services & Supplies – 0.8%
A-Living Smart City Services Co., Ltd. – Class H(a)(c)	251,250	1,118,488
Sunny Friend Environmental Technology Co., Ltd.	52,000	414,606

		1,533,094

Construction & Engineering – 0.1%
China Communications Services Corp., Ltd. – Class H	338,000	152,268

Electrical Equipment – 0.1%
ElSewedy Electric Co.	140,084	81,026
WEG SA	6,800	90,076

		171,102

Industrial Conglomerates – 0.3%
Alfa SAB de CV – Class A	124,685	72,287
CITIC Ltd.	150,000	142,504
Refrigeration Electrical Engineering Corp.(b)	107,680	245,800
Sime Darby Bhd	139,500	80,807

		541,398

Machinery – 0.6%
China Yuchai International Ltd.	23,050	356,814
Zhengzhou Yutong Bus Co., Ltd. – Class A	43,300	95,108
Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class H	503,800	722,731

		1,174,653

Professional Services – 0.3%
HeadHunter Group PLC (ADR)(a)(b)	15,680	531,865

Transportation Infrastructure – 0.0%
Zhejiang Expressway Co., Ltd. – Class H	40,000	35,504

		4,315,382

Utilities – 2.2%
Electric Utilities – 1.1%
Centrais Eletricas Brasileiras SA	34,100	207,618
CEZ AS	4,715	116,526
CPFL Energia SA	20,700	111,873
Equatorial Energia SA	216,300	953,024
Power Grid Corp. of India Ltd.	245,542	725,662

		2,114,703

Gas Utilities – 0.9%
GAIL India Ltd.	932,544	1,734,131
Grupo Energia Bogota SA ESP	22,319	16,396

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Petronas Gas Bhd	17,600	$67,936

		1,818,463

Independent Power and Renewable Electricity Producers – 0.2%
Adani Green Energy Ltd.(b)	8,512	128,563
China Power International Development Ltd.	523,000	122,003
China Resources Power Holdings Co., Ltd.	90,000	119,969

		370,535

		4,303,701

Consumer Staples – 1.5%
Beverages – 0.6%
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. – Class A	2,400	60,510
Luzhou Laojiao Co., Ltd. – Class A	3,000	103,495
Tsingtao Brewery Co., Ltd. – Class A	64,600	835,881
Wuliangye Yibin Co., Ltd. – Class A	2,400	98,580

		1,098,466

Food & Staples Retailing – 0.3%
Magnit PJSC (Sponsored GDR)(c)	6,500	97,435
Shoprite Holdings Ltd.	12,241	130,221
SPAR Group Ltd. (The)	6,707	86,255
X5 Retail Group NV (GDR)(c)	8,020	258,565

		572,476

Food Products – 0.4%
China Feihe Ltd.(c)	12,964	36,805
Foshan Haitian Flavouring & Food Co., Ltd.	3,600	87,978
Gruma SAB de CV – Class B	9,129	108,086
Henan Shuanghui Investment & Development Co., Ltd. – Class A	4,400	27,581
Indofood Sukses Makmur Tbk PT	213,000	97,015
Inner Mongolia Yili Industrial Group Co., Ltd. – Class A	15,500	94,996
International Holdings Co. PJSC(b)	10,260	178,209
JBS SA	24,800	133,414
Kent Gida Maddeleri Sanayii ve Ticaret AS(b)	533	21,818

		785,902

Personal Products – 0.1%
Hengan International Group Co., Ltd.	14,000	92,055

Tobacco – 0.1%
Eastern Co. SAE	94,146	70,381
Hanjaya Mandala Sampoerna Tbk PT	1,104,500	104,842
KT&G Corp.	1,409	101,499

		276,722

		2,825,621

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 0.4%
Fibra Uno Administracion SA de CV	588,240	$688,695

Real Estate Management & Development – 0.6%
Agile Group Holdings Ltd.	90,000	147,695
Aldar Properties PJSC(b)	133,015	136,465
Guangzhou R&F Properties Co., Ltd. – Class H	88,800	117,281
Hopson Development Holdings Ltd.	44,000	158,662
KWG Group Holdings Ltd.	85,500	146,998
Logan Group Co. Ltd.	62,000	104,715
NEPI Rockcastle PLC	813	5,135
Vincom Retail JSC(b)	308,840	439,364

		1,256,315

		1,945,010

Health Care – 0.8%
Biotechnology – 0.0%
Zai Lab Ltd. (ADR)(b)	556	74,187

Health Care Equipment & Supplies – 0.1%
Hartalega Holdings Bhd	22,300	48,060
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	1,698	103,826
Supermax Corp. Bhd	53,900	49,591
Top Glove Corp. Bhd	74,200	80,971

		282,448

Health Care Providers & Services – 0.1%
Rede D’Or Sao Luiz SA(c)	10,500	121,087

Life Sciences Tools & Services – 0.1%
Divi’s Laboratories Ltd.(b)	2,188	108,592

Pharmaceuticals – 0.5%
China Medical System Holdings Ltd.	308,000	612,061
Richter Gedeon Nyrt	10,720	316,060
Yuhan Corp.	1,922	107,233

		1,035,354

		1,621,668

Total Common Stocks (cost $84,678,521)		110,583,719

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FIXED INCOME – 32.8%
Sovereign Bonds – 17.5%
Angolan Government International Bond
9.125%, 11/26/2049(c)	U.S.$	979	$909,552
9.375%, 05/08/2048(c)		448	421,260
Argentine Republic Government International Bond
0.125%, 07/09/2030-07/09/2041		5,068	1,590,774
1.00%, 07/09/2029		236	84,618
Bahrain Government International Bond
5.625%, 09/30/2031(c)		200	197,375
6.00%, 09/19/2044(c)		480	448,050
6.75%, 09/20/2029(c)		244	265,198
7.00%, 10/12/2028(c)		334	371,961
Bermuda Government International Bond 3.375%, 08/20/2050(c)		365	350,943
Colombia Government International Bond
3.125%, 04/15/2031		315	308,306
5.00%, 06/15/2045		302	321,913
Costa Rica Government International Bond 7.158%, 03/12/2045(c)		355	343,684
Dominican Republic International Bond
5.30%, 01/21/2041(c)		199	195,207
5.50%, 01/27/2025(c)		100	109,625
5.875%, 01/30/2060(c)		377	359,446
6.40%, 06/05/2049(c)		364	381,176
6.50%, 02/15/2048(c)		298	315,694
6.85%, 01/27/2045(c)		155	171,178
Ecuador Government International Bond
Zero Coupon, 07/31/2030(c)		106	43,031
0.50%, 07/31/2030-07/31/2040(c)		2,279	1,105,132
Egypt Government International Bond
3.875%, 02/16/2026(c)		359	346,435
5.875%, 06/11/2025(c)		313	329,824
7.50%, 02/16/2061(c)		253	228,016
7.903%, 02/21/2048(c)		300	281,719
8.15%, 11/20/2059(c)		280	267,137
8.50%, 01/31/2047(c)		305	302,522
8.875%, 05/29/2050(c)		211	215,352
El Salvador Government International Bond
5.875%, 01/30/2025(c)		19	18,905
7.125%, 01/20/2050(c)		938	841,855
7.65%, 06/15/2035(c)		108	105,570
7.75%, 01/24/2023(c)		63	65,520
8.625%, 02/28/2029(c)		200	212,000
Gabon Government International Bond 6.625%, 02/06/2031(c)		600	578,250

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ghana 7.75%, 04/07/2029(c)	U.S.$	243	$241,178
Ghana Government International Bond
7.875%, 03/26/2027-02/11/2035(c)		936	895,447
8.125%, 03/26/2032(c)		200	192,750
8.627%, 06/16/2049(c)		220	203,019
8.95%, 03/26/2051(c)		200	189,125
Honduras Government International Bond 7.50%, 03/15/2024(c)		290	313,472
Indonesia Government International Bond
2.85%, 02/14/2030		200	203,625
3.375%, 04/15/2023(c)		450	471,937
4.125%, 01/15/2025(c)		380	416,572
Israel Government International Bond 3.875%, 07/03/2050		375	412,672
Ivory Coast Government International Bond
6.125%, 06/15/2033(c)		669	680,498
6.375%, 03/03/2028(c)		295	318,600
Jamaica Government International Bond
6.75%, 04/28/2028		200	233,938
8.00%, 03/15/2039		108	147,893
Kazakhstan Government International Bond 5.125%, 07/21/2025(c)		200	231,938
Kenya Government International Bond 8.00%, 05/22/2032(c)		346	367,084
Lebanon Government International Bond
6.00%, 01/27/2023(b)(c)(e)		36	4,129
6.65%, 04/22/2024(b)(c)(e)		57	6,359
6.85%, 03/23/2027(b)(c)(e)		481	53,518
Series E
6.10%, 10/04/2022(b)(c)(e)		216	24,975
Series G
1.00%, 11/27/2026(b)(c)(e)		170	19,444
6.20%, 02/26/2025(b)(c)(e)		206	23,497
Mexico Government International Bond
4.75%, 03/08/2044		140	146,606
5.00%, 04/27/2051		249	269,387
Mongolia Government International Bond 5.625%, 05/01/2023(c)		200	209,250
Nigeria Government International Bond
6.50%, 11/28/2027(c)		272	279,650
7.625%, 11/28/2047(c)		433	417,710
7.696%, 02/23/2038(c)		240	235,125
Oman Government International Bond
4.875%, 02/01/2025(c)		205	213,648
5.625%, 01/17/2028(c)		211	218,055
6.25%, 01/25/2031(c)		282	294,954

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.50%, 03/08/2047(c)	U.S.$	294	$277,095
6.75%, 01/17/2048(c)		616	591,553
Pakistan Government International Bond 6.875%, 12/05/2027(c)		325	338,203
Panama Government International Bond
3.16%, 01/23/2030		447	464,601
4.00%, 09/22/2024		200	217,875
Paraguay Government International Bond 4.95%, 04/28/2031(c)		208	234,065
5.40%, 03/30/2050(c)		200	223,750
Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(c)		200	220,375
Peruvian Government International Bond 2.78%, 12/01/2060		375	309,023
2.783%, 01/23/2031		566	566,531
3.23%, 07/28/2121		148	119,371
Qatar Government International Bond 4.40%, 04/16/2050(c)		864	1,002,240
4.50%, 04/23/2028(c)		300	349,875
5.103%, 04/23/2048(c)		484	611,806
Republic of South Africa Government International Bond 5.00%, 10/12/2046		995	858,498
5.75%, 09/30/2049		485	446,503
Russian Foreign Bond – Eurobond 5.25%, 06/23/2047(c)		600	713,625
5.625%, 04/04/2042(c)		200	244,563
5.875%, 09/16/2043(c)		200	253,438
Saudi Government International Bond 3.25%, 10/22/2030(c)		260	273,000
4.625%, 10/04/2047(c)		310	347,200
5.25%, 01/16/2050(c)		201	245,848
Senegal Government International Bond 4.75%, 03/13/2028(c)	EUR	400	475,970
6.75%, 03/13/2048(c)	U.S.$	200	190,250
Sri Lanka Government International Bond 6.20%, 05/11/2027(c)		200	121,688
7.85%, 03/14/2029(c)		240	146,700
Turkey Government International Bond 4.75%, 01/26/2026		285	265,050
4.875%, 04/16/2043		893	680,039
Ukraine Government International Bond 6.75%, 06/20/2026(c)	EUR	173	217,079
7.253%, 03/15/2033(c)	U.S.$	353	351,014
7.375%, 09/25/2032(c)		230	230,647
7.75%, 09/01/2023-09/01/2026(c)		1,167	1,261,818
Series GDP
Zero Coupon, 05/31/2040(c)		308	315,880

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uruguay Government International Bond 4.375%, 01/23/2031	U.S.$	269	$311,023
4.975%, 04/20/2055		17	21,311
5.10%, 06/18/2050		49	60,591
Venezuela Government International Bond 11.95%, 08/05/2031(b)(c)(e)		265	26,450
12.75%, 08/23/2022(b)(c)(e)		564	56,410

Total Sovereign Bonds (cost $34,094,701)			33,664,241

Corporate Bonds – 8.2%
AES Gener SA 6.35%, 10/07/2079(c)		200	213,250
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		315	325,915
Alibaba Group Holding Ltd.
2.70%, 02/09/2041		312	282,574
3.40%, 12/06/2027		200	214,458
Banco de Credito del Peru
3.125%, 07/01/2030(c)		93	92,847
3.25%, 09/30/2031(c)		141	140,471
Bangkok Bank PCL/Hong Kong 3.733%, 09/25/2034(c)		200	201,375
Braskem Idesa SAPI 7.45%, 11/15/2029(c)		219	216,262
Braskem Netherlands Finance BV 4.50%, 01/10/2028(c)		200	205,977
BRF SA 5.75%, 09/21/2050(c)		200	196,230
Cemex SAB de CV
3.875%, 07/11/2031(c)		308	300,762
7.375%, 06/05/2027(c)		200	225,750
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(c)		200	229,375
Central American Bottling Corp. 5.75%, 01/31/2027(c)		135	142,931
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		446	361,817
CITIC Ltd. Series E 2.85%, 02/25/2030(c)		200	198,188
Colbun SA 3.95%, 10/11/2027(c)		263	287,243
CSN Resources SA 7.625%, 02/13/2023(c)		200	207,500

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel Group 0.5 Ltd.
7.00%, 04/12/2021(f)(g)(h)	U.S.$	16	$11,507
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(c)(g)		95	77,811
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(g)		221	214,800
Ecopetrol SA
6.875%, 04/29/2030		401	485,711
7.375%, 09/18/2043		185	225,237
Embraer Netherlands Finance BV
5.40%, 02/01/2027		155	161,576
6.95%, 01/17/2028(c)		314	344,587
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(c)		181	189,024
Empresas Publicas de Medellin ESP
4.25%, 07/18/2029(c)		200	200,750
8.375%, 11/08/2027	COP	418,000	116,259
Enel Americas SA 4.00%, 10/25/2026	U.S.$	248	270,340
Enel Chile SA 4.875%, 06/12/2028		140	161,744
Enel Generacion Chile SA 4.25%, 04/15/2024		40	42,900
GNL Quintero SA 4.634%, 07/31/2029(c)		200	217,900
Gran Tierra Energy International Holdings Ltd. 6.25%, 02/15/2025(c)		400	330,826
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(c)		200	162,018
Grupo Energia Bogota SA ESP 4.875%, 05/15/2030(c)		268	295,805
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(c)		250	263,494
Industrias Penoles SAB de CV 4.15%, 09/12/2029(c)		200	216,750
Infraestructura Energetica Nova SAB de CV 3.75%, 01/14/2028(c)		334	353,831
Intercorp Financial Services, Inc. 4.125%, 10/19/2027(c)		200	210,188
Intercorp Peru Ltd. 3.875%, 08/15/2029(c)		200	205,375
Inversiones CMPC SA
3.85%, 01/13/2030(c)		200	212,313
4.375%, 04/04/2027(c)		220	240,823
Klabin Austria GmbH 3.20%, 01/12/2031(c)		359	341,828
Kosmos Energy Ltd. 7.50%, 03/01/2028(c)		200	188,151

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Leviathan Bond Ltd. 6.75%, 06/30/2030(c)	U.S.$	87	$96,177
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(c)		200	206,938
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		346	365,895
MercadoLibre, Inc.
2.375%, 01/14/2026		200	198,453
3.125%, 01/14/2031		200	190,284
OCP SA 5.625%, 04/25/2024(c)		200	216,790
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		132	3,059
OEC Finance Ltd. 10.68%, 12/26/2046(c)(g)		108	17,387
Oleoducto Central SA 4.00%, 07/14/2027(c)		285	301,031
Orbia Advance Corp SAB de CV 4.00%, 10/04/2027(c)		393	426,528
Peru LNG Srl 5.375%, 03/22/2030(c)		279	249,356
Petrobras Global Finance BV 5.093%, 01/15/2030		319	331,237
6.75%, 06/03/2050		111	118,493
6.90%, 03/19/2049		77	83,833
8.75%, 05/23/2026		118	147,128
Prosus NV 3.68%, 01/21/2030(c)		318	328,732
SEPLAT Petroleum Development Co. PLC 7.75%, 04/01/2026(c)		200	200,438
Suzano Austria GmbH 3.75%, 01/15/2031		112	115,864
Tencent Holdings Ltd. 2.39%, 06/03/2030(c)		200	192,480
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		305	303,864
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(d)(e)(g)(h)(i)		105	3,158
TransJamaican Highway Ltd. 5.75%, 10/10/2036(c)		160	161,600
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/2028(c)		200	226,225
Trust Fibra Uno 4.869%, 01/15/2030(c)		200	215,845

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Turkiye Vakiflar Bankasi TAO 6.50%, 01/08/2026(c)	U.S.$	350	$334,250
Unifin Financiera SAB de CV 9.875%, 01/28/2029(c)		200	205,260
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		355	384,152
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(b)(e)(h)		202	1,007
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		41	41,820
Weibo Corp. 3.375%, 07/08/2030		200	198,131

Total Corporate Bonds (cost $15,797,528)			15,649,888

Quasi-Sovereign Bonds – 5.9%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048(c)		198	209,914
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		200	191,938
4.677%, 02/09/2051(c)		200	187,000
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(c)		200	216,000
DP World PLC 4.70%, 09/30/2049(c)		200	208,620
Empresa de Transmision Electrica SA 5.125%, 05/02/2049(c)		200	221,500
Empresa de Transporte de Pasajeros Metro SA
3.65%, 05/07/2030(c)		200	216,500
5.00%, 01/25/2047(c)		200	232,650
Eskom Holdings SOC Ltd.
6.35%, 08/10/2028(c)		304	321,670
6.75%, 08/06/2023(c)		340	350,200
7.125%, 02/11/2025(c)		485	500,762
Indonesia Asahan Aluminium Persero PT
5.45%, 05/15/2030(c)		200	227,000
5.80%, 05/15/2050(c)		200	228,000
KazMunayGas National Co. JSC 5.75%, 04/19/2047(c)		200	236,601
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(c)		200	202,940
Oil and Gas Holding Co. BSCC (The)
7.50%, 10/25/2027(c)		200	222,460
7.625%, 11/07/2024(c)		200	222,563

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pertamina Persero PT
4.15%, 02/25/2060(c)	U.S.$	200	$188,188
5.625%, 05/20/2043(c)		200	225,063
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.375%, 02/05/2030(c)		1,399	1,406,432
3.875%, 07/17/2029(c)		200	209,644
5.45%, 05/21/2028(c)		220	254,169
6.15%, 05/21/2048(c)		200	243,266
Petroleos de Venezuela SA
5.375%, 04/12/2027(b)(c)(e)		226	9,874
6.00%, 11/15/2026(b)(c)(e)		220	9,625
9.00%, 11/17/2021(b)(c)(e)		128	5,619
Petroleos Mexicanos
5.95%, 01/28/2031		321	306,555
6.50%, 03/13/2027		154	160,256
6.75%, 09/21/2047		408	346,882
6.84%, 01/23/2030		655	662,303
6.875%, 08/04/2026		60	64,010
6.95%, 01/28/2060		744	635,190
Petronas Capital Ltd.
4.55%, 04/21/2050(c)		395	465,500
4.80%, 04/21/2060(c)		395	496,553
Sinopec Group Overseas Development 2015 Ltd. 4.10%, 04/28/2045(c)		309	333,044
Sinopec Group Overseas Development 2018 Ltd. 2.70%, 05/13/2030(c)		347	344,397
State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(c)		321	395,913
State Savings Bank of Ukraine Via SSB #1 PLC 9.625%, 03/20/2025(c)		96	102,546
Trinidad Generation UnLtd. 5.25%, 11/04/2027(c)		200	205,375

Total Quasi-Sovereign Bonds (cost $10,746,384)			11,266,722

Emerging Markets - Treasuries – 0.8%
Egypt Government Bond Series 5YR 14.06%, 01/12/2026	EGP	11,243	687,265
Series 7Y 14.292%, 01/05/2028		5,777	350,196
Turkey Government Bond 11.70%, 11/13/2030	TRY	4,494	388,041

Total Emerging Markets - Treasuries (cost $1,682,181)			1,425,502

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Treasury Bonds – 0.4%
Peru Government Bond 5.94%, 02/12/2029	PEN	2,030	$614,930
Russian Federal Bond – OFZ Series 6228 7.65%, 04/10/2030	RUB	7,762	107,569

Total Treasury Bonds (cost $774,689)			722,499

Regional Bonds – 0.0%
Provincia de Neuquen Argentina 2.50%, 04/27/2030(c) (cost $70,230)	U.S.$	70	36,893

Total Fixed Income (cost $63,165,713)			62,765,745

		Shares
EQUITY LINKED NOTES – 0.7%
Information Technology – 0.7%
Electronic Equipment, Instruments & Components – 0.7%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2023(b) (cost $735,561)		405,332	1,364,867

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
VFMVN30 ETF Fund(b)(j) (cost $97,798)		239,030	208,965

		Notional Amount
OPTIONS PURCHASED – 0.0%
Options Purchased - Puts – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 35, 5 Year Index Expiration: Apr 2021; Contracts: 4,940,000; Exercise Rate: 1.07%; Counterparty: Morgan Stanley & Co. International PLC(b)	USD	4,940,000	8,069

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Notional Amount	U.S. $ Value

CDX-NAHY Series 35, 5 Year Index Expiration: Apr 2021; Contracts: 7,300,000; Exercise Rate: 1.07%; Counterparty: Morgan Stanley & Co. International PLC(b)	USD	7,300,000	$11,924

Total Options Purchased (cost $95,472)			19,993

		Shares
SHORT-TERM INVESTMENTS – 6.8%
Investment Companies – 6.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(j)(k)(l) (cost $12,728,499)		12,728,499	12,728,499

		Principal Amount (000)
Time Deposits – 0.2%
Barclays, London 0.00%, 04/01/2021	U.S.$	190	190,494
BBH, Grand Cayman (0.54)%, 04/01/2021	AUD	11	8,395
(0.26)%, 04/01/2021	SEK	9	1,065
(0.13)%, 04/06/2021	NOK	2	202
(0.06)%, 04/01/2021	HKD	155	19,968
0.00%, 04/01/2021	CAD	1	627
0.00%, 04/01/2021	GBP	3	4,520
0.00%, 04/01/2021	SGD	1	670
5.40%, 04/01/2021	ZAR	147	9,981
Citibank, London (0.76)%, 04/01/2021	EUR	28	32,379
Sumitomo, Tokyo (0.31)%, 04/01/2021	JPY	9,161	82,738

Total Time Deposits (cost $351,039)			351,039

Total Short-Term Investments (cost $13,079,538)			13,079,538

Total Investments Before Security Lending Collateral for Securities Loaned – 98.0% (cost $161,852,603)			188,022,827

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(j)(k)(l) (cost $634,289)	634,289	$634,289

Total Investments – 98.3% (cost $162,486,892)		188,657,116
Other assets less liabilities – 1.7%		3,285,409

Net Assets – 100.0%		$191,942,525

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	137	April 2021	$2,361,050	$57,121
MSCI Emerging Markets Index Futures	214	June 2021	14,150,750	(63,981)

Sold Contracts
U.S. 10 Yr Ultra Bond Futures	8	June 2021	1,149,500	28,625

				$21,765

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	ZAR	10,352	USD	688	04/08/2021	$(12,954)
Barclays Bank PLC	USD	1,869	INR	136,265	04/15/2021	(11,647)
Barclays Bank PLC	KRW	5,401,228	USD	4,936	04/22/2021	145,902
Barclays Bank PLC	PHP	261,679	USD	5,424	04/22/2021	42,444
Barclays Bank PLC	MYR	7,110	USD	1,716	09/23/2021	5,750
BNP Paribas SA	CNH	86,374	USD	13,293	04/22/2021	153,414
BNP Paribas SA	CZK	27,094	USD	1,239	06/24/2021	21,898
BNP Paribas SA	PLN	5,121	USD	1,327	06/24/2021	30,652
Brown Brothers Harriman & Co.	USD	482	ZAR	7,096	04/08/2021	(1,286)
Brown Brothers Harriman & Co.	USD	395	ZAR	5,928	04/08/2021	6,175
Brown Brothers Harriman & Co.	ZAR	6,020	USD	403	04/08/2021	(4,445)
Brown Brothers Harriman & Co.	ZAR	4,397	USD	301	04/08/2021	3,187
Brown Brothers Harriman & Co.	THB	55,766	USD	1,803	05/13/2021	18,342
Brown Brothers Harriman & Co.	USD	4,765	THB	147,170	05/13/2021	(56,720)
Brown Brothers Harriman & Co.	HKD	15,777	USD	2,034	05/21/2021	4,559
Brown Brothers Harriman & Co.	USD	350	HKD	2,721	05/21/2021	(277)
Citibank, NA	BRL	15,258	USD	2,678	04/05/2021	(32,666)

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	BRL	10,051	USD	1,807	04/05/2021	$21,397
Citibank, NA	USD	1,106	BRL	6,010	04/05/2021	(38,452)
Citibank, NA	USD	3,358	BRL	19,299	04/05/2021	70,884
Citibank, NA	ZAR	14,499	USD	975	04/08/2021	(6,979)
Citibank, NA	CNH	4,360	USD	669	04/22/2021	5,795
Citibank, NA	KRW	3,193,363	USD	2,907	04/22/2021	74,711
Citibank, NA	TWD	542,598	USD	19,636	04/27/2021	529,735
Citibank, NA	USD	3,602	TWD	99,127	04/27/2021	(111,003)
Citibank, NA	COP	4,735,862	USD	1,329	05/20/2021	36,681
Citibank, NA	USD	2,073	RUB	156,445	05/25/2021	(15,953)
Citibank, NA	EUR	1,877	USD	2,240	05/27/2021	37,166
Credit Suisse International	USD	209	IDR	2,923,901	04/15/2021	(8,526)
Credit Suisse International	KRW	1,986,194	USD	1,809	04/22/2021	47,635
Credit Suisse International	USD	1,151	PHP	55,532	04/22/2021	(9,316)
Deutsche Bank AG	USD	2,482	INR	184,171	04/15/2021	29,202
Deutsche Bank AG	CLP	1,013,437	USD	1,415	05/20/2021	8,165
Deutsche Bank AG	PEN	6,324	USD	1,712	05/20/2021	23,026
Deutsche Bank AG	HUF	377,813	USD	1,227	06/24/2021	5,515
Goldman Sachs Bank USA	INR	62,412	USD	855	04/15/2021	4,150
Goldman Sachs Bank USA	USD	497	IDR	7,019,820	04/15/2021	(16,168)
Goldman Sachs Bank USA	USD	470	INR	34,656	04/15/2021	2,359
Goldman Sachs Bank USA	MXN	60,822	USD	2,856	04/16/2021	(116,145)
Goldman Sachs Bank USA	CNH	72,427	USD	11,151	04/22/2021	133,286
Goldman Sachs Bank USA	KRW	349,469	USD	313	04/22/2021	2,858
Goldman Sachs Bank USA	USD	1,103	KRW	1,229,884	04/22/2021	(11,933)
Goldman Sachs Bank USA	USD	1,151	PHP	55,532	04/22/2021	(9,077)
Goldman Sachs Bank USA	RUB	20,680	USD	269	05/25/2021	(3,265)
Goldman Sachs Bank USA	USD	698	RUB	52,086	05/25/2021	(12,817)
JPMorgan Chase Bank, NA	ZAR	10,046	USD	687	04/08/2021	6,754
JPMorgan Chase Bank, NA	IDR	15,705,237	USD	1,082	04/15/2021	5,571
JPMorgan Chase Bank, NA	USD	1,265	IDR	17,760,928	04/15/2021	(47,812)
JPMorgan Chase Bank, NA	KRW	4,985,293	USD	4,477	04/22/2021	56,154
JPMorgan Chase Bank, NA	USD	346	TWD	9,835	04/27/2021	(108)
Morgan Stanley Capital Services LLC	USD	627	CNH	4,105	04/22/2021	(2,899)
Royal Bank of Scotland PLC	BRL	6,695	USD	1,211	04/05/2021	22,093
Royal Bank of Scotland PLC	BRL	7,768	USD	1,364	04/05/2021	(16,630)
Royal Bank of Scotland PLC	USD	1,175	BRL	6,695	04/05/2021	14,331
Royal Bank of Scotland PLC	USD	1,404	BRL	7,768	04/05/2021	(23,986)
Royal Bank of Scotland PLC	ZAR	25,414	USD	1,655	04/08/2021	(66,054)
Royal Bank of Scotland PLC	USD	3,101	MXN	64,153	04/16/2021	34,103
Royal Bank of Scotland PLC	KRW	806,951	USD	711	04/22/2021	(4,965)
Royal Bank of Scotland PLC	USD	276	KRW	305,464	04/22/2021	(4,765)
Royal Bank of Scotland PLC	USD	294	KRW	333,136	04/22/2021	1,218
Royal Bank of Scotland PLC	TWD	101,869	USD	3,674	04/27/2021	86,526
Standard Chartered Bank	USD	979	ZAR	14,841	04/08/2021	25,870
Standard Chartered Bank	IDR	60,448,771	USD	4,226	04/15/2021	81,398
Standard Chartered Bank	INR	349,323	USD	4,777	04/15/2021	14,783
Standard Chartered Bank	USD	4,962	IDR	70,969,862	04/15/2021	(96,531)
Standard Chartered Bank	USD	1,874	INR	138,435	04/15/2021	13,301
Standard Chartered Bank	USD	1,426	INR	104,576	04/15/2021	(524)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	PHP	266,323	USD	5,470	04/22/2021	$(7,365)
Standard Chartered Bank	PHP	50,428	USD	1,041	04/22/2021	3,604
Standard Chartered Bank	USD	4,427	CNH	28,677	04/22/2021	(64,782)
Standard Chartered Bank	USD	770	KRW	867,519	04/22/2021	(918)
Standard Chartered Bank	USD	7,013	PHP	342,400	04/22/2021	28,551
Standard Chartered Bank	USD	4,426	PHP	213,793	04/22/2021	(28,783)
Standard Chartered Bank	USD	3,566	TWD	100,295	04/27/2021	(34,392)
UBS AG	BRL	6,282	USD	1,096	04/05/2021	(20,592)
UBS AG	USD	1,103	BRL	6,282	04/05/2021	13,449
UBS AG	USD	1,495	INR	108,737	04/15/2021	(12,781)
UBS AG	MXN	41,163	USD	1,977	04/16/2021	(34,117)
UBS AG	USD	2,673	MXN	55,234	04/16/2021	25,810
UBS AG	USD	1,094	BRL	6,282	05/04/2021	20,146

						$970,917

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Call
CDX-NAHY Series 35, 5 Year Index	Morgan Stanley & Co. International PLC	Sell	110.00%	April 2021	USD	7,300	$21,900	$(3,643)
CDX-NAHY Series 35, 5 Year Index	Morgan Stanley & Co. International PLC	Sell	110.00	April 2021	USD	4,940	14,326	(2,465)
Put
CDX-NAHY Series 35, 5 Year Index	Morgan Stanley & Co. International PLC	Sell	105.00	April 2021	USD	7,300	35,040	(4,969)
CDX-NAHY Series 35, 5 Year Index	Morgan Stanley & Co. International PLC	Sell	105.00	April 2021	USD	4,940	20,995	(3,363)

							$92,261	$(14,440)

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-EM Series 34, 5 Year Index, 12/20/2025*	(1.00)%	Quarterly	2.10%	USD	1,965	$95,150	$52,647	$42,503
CDX-EM Series 35, 5 Year Index, 06/20/2026*	(1.00)	Quarterly	1.86	USD	12,930	536,107	457,291	78,816

						$631,257	$509,938	$121,319

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD 490	02/22/2051	CPI#	2.348%	Maturity	$(15,424)	$	– 0	–	$(15,424)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
BRL 10,200	01/02/2023	1 Day CDI	4.935%	Maturity	$(31,546)	$	– 0	–	$(31,546)
USD 4,290	10/02/2029	3 Month LIBOR	1.589%	Quarterly/ Semi- Annual	7,053		– 0	–	7,053
USD 770	02/22/2051	1.854%	3 Month LIBOR	Semi- Annual/ Quarterly	61,208		– 0	–	61,208

					$36,715	$	– 0	–	$36,715

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. International PLC Ukraine International Bond, 7.75%, 09/01/2023*	1.00%	Quarterly	4.20%	USD 56	$(6,791)	$(13,010)	$6,219

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International MSCI Emerging Markets Growth	3 Month LIBOR plus 0.48%	Quarterly	USD	15,457	11/15/2021	$(2,101,220)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 06/18/2021*	23.60%	Maturity	GBP	10	$(54,919)	$	– 0	–	$(54,919)
RUSSELL 2000 Index 06/18/2021*	33.80	Maturity	USD	4	(10,640)		– 0	–	(10,640)
JPMorgan Chase Bank, NA Nikkei 225 Index 06/11/2021*	25.65	Maturity	JPY	711	(14,686)		– 0	–	(14,686)
UBS AG
NASDAQ 100 Index Future 06/18/2021*	33.70	Maturity	USD	6	(32,274)		– 0	–	(32,274)
Nikkei 225 Index 06/11/2021*	24.80	Maturity	JPY	844	(11,442)		– 0	–	(11,442)
S&P/ASX 200 Index 05/20/2021*	22.72	Maturity	AUD	26	(103,445)		– 0	–	(103,445)

Sale Contracts
JPMorgan Chase Bank, NA S&P/ASX 200 Index 05/20/2021*	19.01	Maturity	AUD	22	35,917		– 0	–	35,917

					$(191,489)	$	– 0	–	$(191,489)

40 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

*	Termination date

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $52,138,812 or 27.2% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Defaulted.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group 0.5 Ltd. 7.00%, 04/12/2021	01/14/2019	$11,893	$11,507	0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	198,834	3,158	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,629	1,007	0.00%

(i)	Fair valued by the Adviser.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	Affiliated investments.

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

CDI – Brazil CETIP Interbank Deposit Rate

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CPI – Consumer Price Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers Automated Quotations

PJSC – Public Joint Stock Company

REIT – Real Estate Investment

See notes to financial statements.

42 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

March 31, 2021

Assets
Investments in securities, at value Unaffiliated issuers (cost $149,124,104)	$175,294,328	(a)
Affiliated issuers (cost $13,362,788—including investment of cash collateral for securities loaned of $634,289)	13,362,788
Cash collateral due from broker	4,409,830
Foreign currencies, at value (cost $412,781)	409,435
Unrealized appreciation on forward currency exchange contracts	1,918,550
Unaffiliated dividends and interest receivable	1,298,108
Receivable for capital stock sold	975,883
Receivable for investment securities sold	209,466
Receivable for variation margin on futures	78,485
Unrealized appreciation on variance swaps	35,917
Affiliated dividends receivable	631

Total assets	197,993,421

Liabilities
Swaptions written, at value (premiums received $92,261)	14,440
Unrealized depreciation on total return swaps	2,101,220
Unrealized depreciation on forward currency exchange contracts	947,633
Payable for collateral received on securities loaned	634,289
Payable for investment securities purchased and foreign currency transactions	623,880
Cash collateral due to broker	560,000
Capital gains tax payable	463,440
Unrealized depreciation on variance swaps	227,406
Advisory fee payable	114,641
Payable for variation margin on centrally cleared swaps	50,993
Payable for capital stock redeemed	49,903
Administrative fee payable	18,700
Market value of credit default swaps (net premiums received $13,010)	6,791
Transfer Agent fee payable	2,529
Distribution fee payable	1,959
Directors’ fee payable	148
Accrued expenses and other liabilities	232,924

Total liabilities	6,050,896

Net Assets	$191,942,525

Composition of Net Assets
Capital stock, at par	$1,852
Additional paid-in capital	174,791,647
Distributable earnings	17,149,026

	$191,942,525

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,643,999	352,427	$10.34	*

C	$1,116,622	108,554	$10.29

Advisor	$185,534,260	17,902,535	$10.36

R	$344,539	33,221	$10.37

K	$291,875	28,213	$10.35

I	$316,310	30,810	$10.27

Z	$694,920	67,518	$10.29

(a)	Includes securities on loan with a value of $1,385,189 (see Note E).

*	The maximum offering price per share for Class A shares was $10.80, which reflects a sales charge of 4.25%.

See notes to financial statements.

44 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended March 31, 2021

Investment Income
Interest (net of foreign taxes withheld of $3,558)	$3,086,801
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $381,827)	2,462,912
Affiliated issuers	12,835
Securities lending income	3,455	$5,566,003

Expenses
Advisory fee (see Note B)	1,413,223
Transfer agency—Class A	1,419
Transfer agency—Class C	490
Transfer agency—Advisor Class	67,763
Transfer agency—Class R	749
Transfer agency—Class K	538
Transfer agency—Class I	12
Transfer agency—Class Z	51
Distribution fee—Class A	8,285
Distribution fee—Class C	10,742
Distribution fee—Class R	1,441
Distribution fee—Class K	673
Custody and accounting	360,884
Audit and tax	126,238
Registration fees	97,971
Administrative	73,873
Printing	49,489
Legal	30,499
Directors’ fees	19,923
Miscellaneous	61,813

Total expenses	2,326,076
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(667,406)

Net expenses		1,658,670

Net investment income		3,907,333

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 45

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$2,936,820 (a)
Forward currency exchange contracts	(427,341)
Futures	1,910,962
Swaps	10,488,869
Foreign currency transactions	(354,207)
Net change in unrealized appreciation/depreciation on:
Investments	45,310,375 (b)
Forward currency exchange contracts	1,585,239
Futures	844,854
Swaps	(2,914,342)
Swaptions written	77,821
Foreign currency denominated assets and liabilities	28,656

Net gain on investment and foreign currency transactions	59,487,706

Net Increase in Net Assets from Operations	$63,395,039

(a)	Net of foreign capital gains taxes of $13,727.

(b)	Net of increase in accrued foreign capital gains taxes of $400,936.

See notes to financial statements.

46 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,907,333	$4,840,947
Net realized gain (loss) on investment and foreign currency transactions	14,555,103	(6,798,454)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	44,932,603	(23,630,098)

Net increase (decrease) in net assets from operations	63,395,039	(25,587,605)
Distributions to Shareholders
Class A	(72,649)	(226,443)
Class C	(16,421)	(77,333)
Advisor Class	(4,047,068)	(7,507,462)
Class R	(5,023)	(16,542)
Class K	(5,736)	(13,127)
Class I	(1,449)	(1,984)
Class Z	(6,691)	(8,209)
Capital Stock Transactions
Net increase	5,693,668	33,436,740

Total increase (decrease)	64,933,670	(1,965)
Net Assets
Beginning of period	127,008,855	127,010,820

End of period	$191,942,525	$127,008,855

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS

March 31, 2021

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

48 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then

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NOTES TO FINANCIAL STATEMENTS (continued)

discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$1,213,630		$28,141,742		$	– 0	–	$29,355,372
Financials	2,284,630		22,454,239			– 0	–	24,738,869
Consumer Discretionary	3,146,259		15,635,310			– 0	–	18,781,569
Materials	622,433		10,154,502			0	#	10,776,935
Communication Services	529,677		6,710,281			– 0	–	7,239,958
Energy	3,619,135		1,060,499			– 0	–	4,679,634
Industrials	1,051,042		3,264,340			– 0	–	4,315,382
Utilities	1,288,911		3,014,790			– 0	–	4,303,701
Consumer Staples	867,908		1,957,713			– 0	–	2,825,621
Real Estate	693,830		1,251,180			– 0	–	1,945,010
Health Care	195,274		1,426,394			– 0	–	1,621,668
Fixed Income Securities:
Sovereign Bonds	– 0	–	33,664,241			– 0	–	33,664,241
Corporate Bonds	– 0	–	15,646,730			3,158		15,649,888
Quasi-Sovereign Bonds	– 0	–	11,266,722			– 0	–	11,266,722
Emerging Markets—Treasuries	– 0	–	1,425,502			– 0	–	1,425,502
Treasury Bonds	– 0	–	722,499			– 0	–	722,499
Regional Bonds	– 0	–	36,893			– 0	–	36,893
Equity Linked Notes	– 0	–	1,364,867			– 0	–	1,364,867
Investment Companies	– 0	–	208,965			– 0	–	208,965
Options Purchased—Puts	– 0	–	19,993			– 0	–	19,993
Short-Term Investments:
Investment Companies	12,728,499		– 0	–		– 0	–	12,728,499
Time Deposits	– 0	–	351,039			– 0	–	351,039
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	634,289		– 0	–		– 0	–	634,289

Total Investments in Securities	28,875,517		159,778,441	+		3,158		188,657,116
Other Financial Instruments*:
Assets
Futures	28,625		57,121			– 0	–	85,746	†
Forward Currency Exchange Contracts	– 0	–	1,918,550			– 0	–	1,918,550
Centrally Cleared Credit Default Swaps	– 0	–	631,257			– 0	–	631,257	†
Centrally Cleared Interest Rate Swaps	– 0	–	68,261			– 0	–	68,261	†
Variance Swaps	– 0	–	35,917			– 0	–	35,917
Liabilities
Futures	(63,981)		– 0	–		– 0	–	(63,981	)†
Forward Currency Exchange Contracts	– 0	–	(947,633)			– 0	–	(947,633)
Credit Default Swaptions Written	– 0	–	(14,440)			– 0	–	(14,440)
Centrally Cleared Inflation Swaps	– 0	–	(15,424)			– 0	–	(15,424	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(31,546)			– 0	–	(31,546	)†
Credit Default Swaps	– 0	–	(6,791)			– 0	–	(6,791)
Total Return Swaps	– 0	–	(2,101,220)			– 0	–	(2,101,220)
Variance Swaps	– 0	–	(227,406)			– 0	–	(227,406)

Total	$28,840,161		$159,145,087			$3,158		$187,988,406

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#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. Prior to February 3, 2017, the Fund paid the Adviser at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“the Expense Caps”) to 1.24%, 1.99%,

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.99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended March 31, 2021, such waivers/reimbursements amounted to $655,929. The Expense Caps may not be terminated before July 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2021, the reimbursement for such services amounted to $73,873.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $27,912 for the year ended March 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $732 from the sale of Class A shares and received $6 and $10 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2021, such waiver amounted to $11,205.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2021 is as follows:

					Distributions
Fund	Market Value 3/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,137	$95,498	$96,906	$12,729	$12
Government Money Market Portfolio*	326	12,936	12,628	634	1

Total				$13,363	$13

*	Investment of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,492, $862 and $2,216 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2021, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$139,327,299	$124,526,431
U.S. government securities	4,155,421	4,126,567

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$164,252,617

Gross unrealized appreciation	$35,104,425
Gross unrealized depreciation	(10,361,668)

Net unrealized appreciation	$24,742,757

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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NOTES TO FINANCIAL STATEMENTS (continued)

the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as

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NOTES TO FINANCIAL STATEMENTS (continued)

portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2021, the Fund held purchased options for hedging and non-hedging purposes.

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During the year ended March 31, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended March 31, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

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NOTES TO FINANCIAL STATEMENTS (continued)

the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2021, the Fund held variance swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended March 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$68,261	*	Payable for variation margin on centrally cleared swaps	$46,970	*

Interest rate contracts	Receivable/Payable for variation margin on futures	28,625	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,918,550		Unrealized depreciation on forward currency exchange contracts	947,633

Credit contracts	Receivable for variation margin on centrally cleared swaps	121,319	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Market value of credit default swaps	$6,791

Credit contracts	Investment in securities, at value	$19,993

Credit contracts				Swaptions written, at value	14,440

Equity contracts	Unrealized appreciation on variance swaps	35,917		Unrealized depreciation on variance swaps	227,406

Equity contracts				Unrealized depreciation on total return swaps	2,101,220

Equity contracts	Receivable/Payable for variation margin on futures	57,121	*	Receivable/Payable for variation margin on futures	63,981	*

Total		$2,249,786			$3,408,441

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(91,660)		$(411,505)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	2,986		28,625

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(427,341)		1,585,239

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	– 0	–	(75,479)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$250,327		$88,603

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	– 0	–	77,821

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	10,330,202		(2,591,440)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,907,976		816,229

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(227,916)		– 0	–

Total		$11,744,574		$(481,907)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2021:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$17,097,670	(a)
Average notional amount of sale contracts	$4,821,200	(a)
Centrally Cleared Interest Rate Swaps
Average notional amount	$7,148,955
Credit Default Swaps:
Average notional amount of sale contracts	$56,000
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$59,410,155
Average principal amount of sale contracts	$74,096,303
Futures:
Average notional amount of buy contracts	$13,846,908
Average notional amount of sale contracts	$3,713,330	(b)
Total Return Swaps:
Average notional amount	$16,283,683
Variance Swaps:
Average notional amount	$717,176	(c)
Purchased Options:
Average notional amount	$5,954,600	(d)

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NOTES TO FINANCIAL STATEMENTS (continued)

Purchased Swaptions:
Average notional amount	$12,240,000	(e)
Swaptions Written:
Average notional amount	$24,480,000	(e)

(a)	Positions were open for nine months during the reporting period.

(b)	Positions were open for ten months during the reporting period.

(c)	Positions were open for eleven months during the reporting period.

(d)	Positions were open for one month during the reporting period.

(e)	Positions were open for two months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$194,096	$(24,601)	$	– 0	–	$	– 0	–	$169,495
BNP Paribas	205,964	– 0	–	– 0	–	– 0	–	205,964
Brown Brothers Harriman & Co.	32,263	(32,263)	– 0	–	– 0	–	– 0	–
Citibank, NA.	776,369	(205,053)	(560,000)	– 0	–	11,316
Credit Suisse International	47,635	(17,842)	– 0	–	– 0	–	29,793
Deutsche Bank AG	65,908	– 0	–	– 0	–	– 0	–	65,908
Goldman Sachs Bank USA/Goldman Sachs International	142,653	(142,653)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA.	104,396	(62,606)	– 0	–	– 0	–	41,790
Morgan Stanley Capital Services LLC/
Morgan Stanley & Co. International PLC	19,993	(19,993)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	158,271	(116,400)	– 0	–	– 0	–	41,871
Standard Chartered Bank.	167,507	(167,507)	– 0	–	– 0	–	– 0	–
UBS AG	59,405	(59,405)	– 0	–	– 0	–	– 0	–

Total	$1,974,460	$(848,323)	$(560,000)	$	– 0	–	$566,137	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$65,559	$	– 0	–	$	– 0	–	$	– 0	–	$65,559
Barclays Bank PLC	24,601	(24,601)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	62,728	(32,263)	– 0	–	– 0	–	30,465
Citibank, NA.	205,053	(205,053)	– 0	–	– 0	–	– 0	–
Credit Suisse International	17,842	(17,842)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,270,625	(142,653)	(2,127,972)	– 0	–	– 0	–
JPMorgan Chase Bank, NA.	62,606	(62,606)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/
Morgan Stanley & Co. International PLC	24,130	(19,993)	– 0	–	– 0	–	4,137
Royal Bank of Scotland PLC	116,400	(116,400)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank.	233,295	(167,507)	– 0	–	– 0	–	65,788
UBS AG	214,651	(59,405)	– 0	–	– 0	–	155,246

Total	$3,297,490	$(848,323)	$(2,127,972)	$	– 0	–	$321,195	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended March 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 1,385,189	$634,289	$853,866	$2,150	$1,305	$272

*	As of March 31, 2021.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Class A
Shares sold	222,548	66,391	$2,170,281	$586,317

Shares issued in reinvestment of dividends	5,919	20,167	54,875	174,742

Shares converted from Class C	1,957	2,107	17,182	19,021

Shares redeemed	(309,557)	(276,812)	(2,860,594)	(2,442,684)

Net decrease	(79,133)	(188,147)	$(618,256)	$(1,662,604)

Class C
Shares sold	8,263	40,425	$83,219	$359,626

Shares issued in reinvestment of dividends	1,313	5,740	12,108	49,674

Shares converted to Class A	(1,967)	(2,118)	(17,182)	(19,021)

Shares redeemed	(43,154)	(152,432)	(372,886)	(1,329,368)

Net decrease	(35,545)	(108,385)	$(294,741)	$(939,089)

Advisor Class
Shares sold	5,541,078	9,841,326	$50,185,208	$86,432,145

Shares issued in reinvestment of dividends	356,037	687,376	3,327,303	5,958,078

Shares redeemed	(5,319,714)	(6,500,438)	(47,683,195)	(56,383,580)

Net increase	577,401	4,028,264	$5,829,316	$36,006,643

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Class R
Shares sold	6,833	13,637	$63,408	$118,960

Shares issued in reinvestment of dividends	518	1,856	4,859	16,115

Shares redeemed	(12,515)	(11,468)	(96,959)	(102,472)

Net increase (decrease)	(5,164)	4,025	$(28,692)	$32,603

Class K
Shares sold	3,085	5,645	$26,783	$49,674

Shares issued in reinvestment of dividends	596	1,466	5,542	12,677

Shares redeemed	(5,557)	(12,273)	(49,680)	(105,183)

Net decrease	(1,876)	(5,162)	$(17,355)	$(42,832)

Class I
Shares sold	32,024	1,188	$338,111	$10,371

Shares issued in reinvestment of dividends	120	172	1,212	1,484

Shares redeemed	(2,831)	(16,916)	(26,710)	(144,303)

Net increase (decrease)	29,313	(15,556)	$312,613	$(132,448)

Class Z
Shares sold	46,618	20,191	$507,670	$180,632

Shares issued in reinvestment of dividends	679	895	6,455	7,714

Shares redeemed	(323)	(1,562)	(3,342)	(13,879)

Net increase	46,974	19,524	$510,783	$174,467

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the

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NOTES TO FINANCIAL STATEMENTS (continued)

markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade of than other types of securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is

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NOTES TO FINANCIAL STATEMENTS (continued)

not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$4,155,037	$7,851,100

Total taxable distributions paid	$4,155,037	$7,851,100

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NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(6,459,083	)(a)
Unrealized appreciation/(depreciation)	24,317,317	(b)

Total accumulated earnings/(deficit)	$17,858,234	(c)

(a)

As of March 31, 2021, the Fund had a net capital loss carryforward of $6,459,083. During the fiscal year, the Fund utilized $12,022,346 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of hyper-inflationary currency contracts, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2021, the Fund had a net short-term capital loss carryforward of $1,701,223 and a net long-term capital loss carryforward of $4,757,860, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

As of March 31, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.04	$ 8.89	$ 10.00	$ 9.20	$ 8.59

Income From Investment Operations

Net investment income(a)(b)	.19	.29	.30	.25	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.32	(1.68)	(.95)	.89	.74

Net increase (decrease) in net asset value from operations	3.51	(1.39)	(.65)	1.14	.98

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.46)	(.46)	(.33)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.21)	(.46)	(.46)	(.34)	(.37)

Net asset value, end of period	$ 10.34	$ 7.04	$ 8.89	$ 10.00	$ 9.20

Total Return

Total investment return based on net asset value(c)	50.17%	(16.50)%	(6.20)%	12.56%	11.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,644	$3,040	$5,510	$10,849	$4,764

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.23%	1.23%	1.24%	1.23%	1.51%

Expenses, before waivers/ reimbursements(d)(e)†	1.64%	1.76%	1.80%	1.92%	2.92%

Net investment income(b)	2.14%	3.26%	3.36%	2.51%	2.68%

Portfolio turnover rate	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios.	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 84-85.

78 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.01	$ 8.85	$ 9.95	$ 9.19	$ 8.59

Income From Investment Operations

Net investment income(a)(b)	.13	.22	.23	.16	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.29	(1.66)	(.93)	.89	.75

Net increase (decrease) in net asset value from operations	3.42	(1.44)	(.70)	1.05	.92

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.40)	(.40)	(.28)	(.26)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	(.06)

Total dividends and distributions	(.14)	(.40)	(.40)	(.29)	(.32)

Net asset value, end of period	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.19

Total Return

Total investment return based on net asset value(c)	49.01%	(17.11)%	(6.79	)%^	11.63	%^	11.00	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,117	$1,010	$2,234	$2,792	$497

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.98%	1.98%	1.99%	1.98%	2.26%

Expenses, before waivers/ reimbursements(d)(e)†	2.40%	2.51%	2.58%	2.69%	3.69%

Net investment income(b)	1.40%	2.54%	2.54%	1.57%	1.97%

Portfolio turnover rate	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 84-85.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 79

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.06	$ 8.91	$ 10.02	$ 9.22	$ 8.61

Income From Investment Operations

Net investment income(a)(b)	.22	.30	.32	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.31	(1.66)	(.95)	.89	.74

Net increase (decrease) in net asset value from operations	3.53	(1.36)	(.63)	1.16	1.01

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.49)	(.48)	(.35)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.23)	(.49)	(.48)	(.36)	(.40)

Net asset value, end of period	$ 10.36	$ 7.06	$ 8.91	$ 10.02	$ 9.22

Total Return

Total investment return based on net asset value(c)	50.40%	(16.24)%	(5.93)%	12.78%	12.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$185,534	$122,322	$118,492	$126,029	$42,000

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	.98%	.98%	.99%	.98%	1.24%

Expenses, before waivers/ reimbursements(d)(e)†	1.39%	1.51%	1.58%	1.67%	2.64%

Net investment income(b)	2.36%	3.42%	3.53%	2.76%	3.07%

Portfolio turnover rate	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 84-85.

80 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.05	$ 8.88	$ 9.97	$ 9.17	$ 8.57

Income From Investment Operations

Net investment income(a)(b)	.17	.25	.27	.22	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.31	(1.65)	(.94)	.89	.78

Net increase (decrease) in net asset value from operations	3.48	(1.40)	(.67)	1.11	.96

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.43)	(.42)	(.30)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	(.06)

Total dividends and distributions	(.16)	(.43)	(.42)	(.31)	(.36)

Net asset value, end of period	$ 10.37	$ 7.05	$ 8.88	$ 9.97	$ 9.17

Total Return

Total investment return based on net asset value(c)	49.68%	(16.64)%	(6.39)%	12.20%	11.51%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$345	$271	$305	$327	$184

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.48%	1.48%	1.49%	1.48%	1.72%

Expenses, before waivers/ reimbursements(d)(e)†	2.10%	2.23%	2.23%	2.29%	3.24%

Net investment income(b)	1.84%	2.92%	3.06%	2.26%	2.08%

Portfolio turnover rate	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 84-85.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.04	$ 8.87	$ 9.97	$ 9.16	$ 8.56

Income From Investment Operations

Net investment income(a)(b)	.19	.29	.29	.26	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.31	(1.67)	(.94)	.88	.71

Net increase (decrease) in net asset value from operations	3.50	(1.38)	(.65)	1.14	.97

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.45)	(.45)	(.32)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.19)	(.45)	(.45)	(.33)	(.37)

Net asset value, end of period	$ 10.35	$ 7.04	$ 8.87	$ 9.97	$ 9.16

Total Return

Total investment return based on net asset value(c)	50.10	%^	(16.55)%	(6.19)%	12.56%	11.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$292	$212	$313	$333	$298

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	1.23%	1.23%	1.24%	1.23%	1.53%

Expenses, before waivers/ reimbursements(d)(e)†	1.80%	1.92%	1.96%	2.01%	2.89%

Net investment income(b)	2.13%	3.34%	3.26%	2.67%	2.94%

Portfolio turnover rate	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 84-85.

82 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 6.99	$ 8.83	$ 9.94	$ 9.16	$ 8.56

Income From Investment Operations

Net investment income(a)(b)	.20	.36	.28	.30	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.31	(1.72)	(.90)	.85	.72

Net increase (decrease) in net asset value from operations	3.51	(1.36)	(.62)	1.15	1.00

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.48)	(.49)	(.36)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.23)	(.48)	(.49)	(.37)	(.40)

Net asset value, end of period	$ 10.27	$ 6.99	$ 8.83	$ 9.94	$ 9.16

Total Return

Total investment return based on net asset value(c)	50.61%	(16.30)%	(5.93)%	12.68	%^	12.15	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$316	$10	$151	$2,012	$16,952

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	.99%	.98%	.99%	.98%	1.28%

Expenses, before waivers/ reimbursements(d)(e)†	1.25%	1.46%	1.46%	1.58%	2.51%

Net investment income(b)	1.99%	4.19%	3.03%	3.12%	3.19%

Portfolio turnover rate	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 84-85.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended March 31,	July 31, 2017(f) to March 31, 2018
2021	2020	2019

Net asset value, beginning of period	$ 7.01	$ 8.85	$ 9.95	$ 9.81

Income From Investment Operations

Net investment income(a)(b)	.22	.24	.31	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.29	(1.59)	(.93)	.30

Net increase (decrease) in net asset value from operations	3.51	(1.35)	(.62)	.45

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.49)	(.48)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.23)	(.49)	(.48)	(.31)

Net asset value, end of period	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Total Return

Total investment return based on net asset value(c)	50.47%	(16.25)%	(5.90	)%^	4.66	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$695	$144	$9	$10

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	.99%	.99%	.99%	.98	%(g)

Expenses, before waivers/ reimbursements(d)(e)†	1.32%	1.54%	1.60%	1.71	%(g)

Net investment income(b)	2.29%	2.78%	3.49%	2.26	%(g)

Portfolio turnover rate	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2021, March 31, 2020, March 31, 2019, March 31, 2018 and March 31, 2017, such waiver amounted to 0.01%, 0.01%, 0.01%, 0.01% and 0.02%, respectively.

84 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(e)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	N/A	N/A	1.24%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.80%	N/A	N/A
Class C
Net of waivers/reimbursements	N/A	N/A	1.98%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	2.57%	N/A	N/A
Advisor Class
Net of waivers/reimbursements	N/A	N/A	.98%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.57%	N/A	N/A
Class R
Net of waivers/reimbursements	N/A	N/A	1.48%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	2.22%	N/A	N/A
Class K
Net of waivers/reimbursements	N/A	N/A	1.24%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.96%	N/A	N/A
Class I
Net of waivers/reimbursements	N/A	N/A	.98%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	1.45%	N/A	N/A

	Year Ended March 31,			July 31, 2017(f) to March 31, 2018(g)
	2021	2020	2019

Class Z
Net of waivers/reimbursements	N/A	N/A	.99%	N/A
Before waivers/reimbursements	N/A	N/A	1.60%	N/A

(f)	Commencement of distribution.

(g)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 85

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

86 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 27, 2021

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 87

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2021.

For individual shareholders, the Fund designates 41.96% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2021, $395,554 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,809,746.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

88 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Henry S. D’Auria(2), Vice President Morgan C. Harting(2), Vice President Shamaila Khan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria and Harting and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 89

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan# 45 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		75	None

90 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2011)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	75	None

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 91

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

92 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 77 (2011)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

Nancy P. Jacklin,## 73 (2011)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2011)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2011)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representativeor AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Onur Erzan 45	President and Chief Executive Officer	See biography above.

Henry S. D’Auria 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Emerging Markets Value Equities.

Morgan C. Harting 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Shamaila Khan 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2016. She is also Director of Emerging Markets Debt.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c)

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service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 107

NOTES

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AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0151-0321

ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c)  The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Market Multi-Asset	2020	$57,769	$—	$28,577
	2021	$75,794	$—	$20,724

(d) Not applicable.

(e) (1)  Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)  All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2020	$934,113	$28,577
			$—
			$(28,577)
	2021	$957,955	$20,724
			$—
			$(20,724)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 28, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 28, 2021